UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 25, 2007
Date of Report (Date of earliest event reported)
IXYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-26124	77-0140882
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
3540 Bassett St.
Santa Clara, CA 95054-2704
(Address of principal executive offices) (Zip Code)
(408) 982-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7.01 Regulation FD Disclosure.
     In a press release issued on June 25, 2007, IXYS Corporation (the “Company”) updated guidance for the quarter ending June 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     In another press release issued on June 25, 2007, the Company announced that it intends to commence a private placement to qualified institutional buyers of approximately $60 million aggregate principal amount of convertible senior notes pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press release dated June 25, 2007 updating guidance for quarter ending June 30, 2007.

99.2	Press release dated June 25, 2007 announcing private placement of convertible senior notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2007	IXYS CORPORATION

	By:	/s/ Uzi Sasson

	Name:	Uzi Sasson
	Title:	Chief Financial Officer, Chief Operating Officer, Vice President of Finance and Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated June 25, 2007 updating guidance for quarter ending June 30, 2007.

99.2	Press release dated June 25, 2007 announcing private placement of convertible senior notes.

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